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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 33-38429 of Magellan Petroleum Corporation on Form S-8 of our report dated October 13, 2004 appearing in this Annual Report on Form 10-K of Magellan Petroleum Corporation for the year ended June 30, 2004.

                                                       /s/ Deloitte & Touche LLP

Hartford, Connecticut
October 13, 2004